EXHIBIT 99.4



[LOGO] Countrywide                                 Computational Materials for
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
                    Class 1-A Corridor Contract Agreement
                           Schedule and Strike Rates

------------------------------------------------------------------------------
                      Notional Schedule        Cap Strike      Cap Ceiling
      Period                 ($)                  (%)               (%)
------------------------------------------------------------------------------
        1                760,930,000            7.64086          9.25000
        2                757,113,447            7.59490          9.25000
        3                751,466,476            7.59935          9.25000
        4                743,977,572            7.59351          9.25000
        5                734,645,588            7.59754          9.25000
        6                723,480,170            7.59629          9.25000
        7                710,502,092            7.58960          9.25000
        8                695,743,503            7.59292          9.25000
        9                679,248,322            7.58551          9.25000
        10               661,072,860            7.58839          9.25000
        11               641,314,693            7.58559          9.25000
        12               620,311,404            7.56448          9.25000
        13               598,491,071            8.57810          9.25000
        14               577,297,624            8.56850          9.25000
        15               556,713,754            8.57065          9.25000
        16               536,721,835            8.56074          9.25000
        17               517,304,748            8.56290          9.25000
        18               498,445,876            8.55886          9.25000
        19               480,129,081            8.54818          9.25000
        20               462,338,696            8.54960          9.25000
        21               445,059,507            8.53834          9.25000
        22               428,276,743            8.53991          9.25000
        23               411,976,062            8.50352          9.25000
        24               396,143,537            8.22808          9.25000
        25               380,755,147            9.06209          9.25000
        26               365,815,542            9.04154          9.25000
        27               351,304,821            9.05067          9.25000
        28               337,210,599            9.02964          9.25000
        29               323,516,998            9.03322          9.25000
        30               305,164,376            9.00159          9.25000
        31               268,253,416            9.02463          9.25000
        32               234,759,932            9.01942          9.25000
        33               204,356,545            8.97872          9.25000
        34               179,758,077            8.96505          9.25000
        35               168,920,106            8.94600          9.25000
        36               158,458,460            8.75705          9.25000
------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


                                      12